                                                                   EXHIBIT 10.75

                               DEED OF TRUST NOTE



$3,244,000.00                                             Burlingame, California
                                                                   March 1, 2001


        FOR VALUE RECEIVED, the undersigned, ARV BURLINGAME, L.P., a California limited partnership, promises to pay RED MORTGAGE CAPITAL, INC., an Ohio corporation, or order, at its principal office at 150 East Gay Street, 22nd Floor, Columbus, Ohio 43215 or at such other place as may be designated in writing by the holder of this Note, the principal sum of THREE MILLION TWO HUNDRED FORTY-FOUR THOUSAND AND 00/100THS DOLLARS ($3,244,000.00), with interest thereon from the date hereof at the rate of Seven and seventy-nine hundredths per centum (7.79 %) per annum on the unpaid balance until paid. The principal and interest shall be payable in monthly installments as follows:

                             Interest alone shall be due and payable on the
               first day of April, 2001. Thereafter, commencing on May 1, 2001, monthly installments of principal and interest at the rate of Seven and Seventy-nine hundredths per centum (7.79 %) per annum shall be due and payable in the sum of TWENTY-TWO THOUSAND FIVE HUNDRED FORTY-SEVEN AND 73/100THS DOLLARS ($22,547.73) each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid in full. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on April 1, 2036. The installments of principal and interest shall be applied first to interest at the rate aforesaid upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

        Both principal and interest under this Note, as well as the additional payments set forth in the Deed of Trust shall be payable at the office of RED MORTGAGE CAPITAL, INC., at its principal office at 150 East Gay Street, 22nd Floor, Columbus, Ohio 43215 or such other place as the holder may designate in writing.

        Prepayment of this Note is subject to the terms and provisions set forth in Allonge #1 attached hereto and incorporated herein by this reference.

        If default be made in the payment of any installment under this Note, and if the default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

        The makers and endorsers severally waive diligence, presentment, protest, and demand, and also notice of protest, dishonor, and nonpayment of this Note, and expressly agree that this Note, or any payment thereunder, may be extended from time to time, and consent to the acceptance of further security for this Note, including other types of security, all without in any way affecting the liability of the makers and endorsers hereof. The right to plead any and all statutes of limitations as a defense to any demand on this Note, or any guaranty thereof, or to any agreement to pay the same, or to any demand secured by the Deed of Trust, (hereinafter defined) or other security, securing this Note, or any and all obligations, or liabilities arising out of or in connection with said Note or Deed of Trust by any of the parties hereto, is expressly waived by each and every of the makers, endorsers, guarantors or sureties.

        Principal and interest are payable in lawful money of the United States. If action be instituted on this Note, the undersigned promise(s) to pay in addition to the costs and disbursements allowed by law such sum as the Court may adjudge reasonable as attorney's fees in said action. This Note is secured by a Deed of Trust, of even date herewith, to Fidelity National Title Insurance Company, as Trustee, on real estate situated in the City of Burlingame, County of San Mateo, California (the "Deed of Trust").

        In the event any installment or part of any installment due hereunder becomes delinquent for more than fifteen (15) days, there shall be due, at the option of the holder, in addition to other sums due hereunder, a sum equal to two percent (2%) of the amount of such installment of principal and interest so delinquent. Whenever under the law of the jurisdiction where the property is located, the amount of any such late charge is considered to be additional interest, this provision shall not be effective if the rate of interest specified in this Note, together with the amount of the late charge, would aggregate an amount in excess of the maximum rate of interest permitted and would constitute usury.

        All parties to this Note, whether principal, surety, guarantor, or endorser hereby waive presentment for payment, demand, protect, notice of protest, and notice of dishonor.

        Notwithstanding any other provision contained in this Note, it is agreed that the execution of this Note shall impose no personal liability on the maker hereof (nor any of its present or future limited or general partners) for payment of the indebtedness evidenced hereby and in the event of a default, the holder of this Note shall look solely to the property described in the Deed of Trust and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the maker hereof (nor any of its present or future limited or general partners) except such judgment or decree as may be necessary to foreclose and bar its interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of this Note, except as set out in the Deed of Trust of even date given to secure this indebtedness.

        IN WITNESS WHEREOF, the undersigned has caused this Note to be executed in its name and on its behalf by its Vice President, thereunto duly authorized the day and year first above written.

                             ARV BURLINGAME, L.P.
                             a California limited partnership

                             By: American Retirement Villas Properties II a California limited partnership
                                    General Partner

                                    By:     ARV Assisted Living, Inc.
                                            a Delaware corporation
                                            General Partner


                                            By:    _____________________________
                                                   Douglas Armstrong
                                                   Vice President

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        I HEREBY CERTIFY that this is the Note described in and secured by the Deed of Trust of even date herewith, and in the same principal amount as herein stated, to Fidelity National Title Insurance Company, Trustee(s), on real estate in the City of Burlingame, San Mateo County, California.

        Dated this ____ day of March, 2001.


[SEAL]                              __________________________________________
                                                    Notary Public

My Commission Expires:  ___________________

                               STATE OF CALIFORNIA

                          LOAN NO. 121-22027-PM-ALF/REF


                               Deed of Trust Note



                            No. 121-22027-PM-ALF/REF

        Insured under Section 232 pursuant to Section 223(f) of the National Housing Act and Regulations published thereunder

        In effect on February 8, 2001

        A total sum of $3,244,000.00 has been approved for insurance hereunder by the Secretary of Housing and Urban Development acting by and through the Federal Housing Commissioner

By:   _____________________________________
               (Authorized Agent)

  Date:  March _____, 2001

        Reference is made to the Act and to the Regulations thereunder covering assignments of the insurance protection on this note.